MYERS INDUSTRIES, INC. Fourth Quarter & Full Year 2019 Earnings Presentation 21 54 91 142 184 230 56 67 73 Font Color Exhibit 99.2

Safe Harbor Statement & Non-GAAP Measures Statements in this presentation include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement that is not of historical fact may be deemed “forward-looking”. Words such as “expect”, “believe”, “project”, “plan”, “anticipate”, “intend”, “objective”, “outlook”, “target”, “goal”, “view” and similar expressions identify forward-looking statements. These statements are based on management's current views and assumptions of future events and financial performance and involve a number of risks and uncertainties, many outside of the Company's control that could cause actual results to materially differ from those expressed or implied. Risks and uncertainties include: raw material availability, increases in raw material costs, or other production costs; risks associated with our strategic growth initiatives or the failure to achieve the anticipated benefits of such initiatives; unanticipated downturn in business relationships with customers or their purchases; competitive pressures on sales and pricing; changes in the markets for the Company's business segments; changes in trends and demands in the markets in which the Company competes; operational problems at our manufacturing facilities, or unexpected failures at those facilities; future economic and financial conditions in the United States and around the world; inability of the Company to meet future capital requirements; claims, litigation and regulatory actions against the Company; changes in laws and regulations affecting the Company; and other risks as detailed in the Company's 10-K and other reports filed with the Securities and Exchange Commission. Such reports are available on the Securities and Exchange Commission's public reference facilities and its website at www.sec.gov and on the Company's Investor Relations section of its website at www.myersindustries.com. Myers Industries undertakes no obligation to publicly update or revise any forward-looking statements contained herein. These statements speak only as of the date made. The Company refers to certain non-GAAP financial measures throughout this presentation. Adjusted EPS, adjusted income per diluted share from continuing operations, adjusted operating income, adjusted gross profit, adjusted EBITDA, adjusted EBITDA margin and free cash flow are non-GAAP financial measures and are intended to serve as a supplement to results provided in accordance with accounting principles generally accepted in the United States. The Company believes that such information provides an additional measurement and consistent historical comparison of the Company’s performance. Reconciliations of the non-GAAP financial measures to the most directly comparable GAAP measures are available in the appendix of this presentation.

2019 Full Year Overview Challenges Achievements Distribution Segment transformation actions delivered results Sales increased 6.5% compared to 2018 Increase was 1.7% excluding the Tuffy acquisition Adjusted EBITDA margin increased 270 bps to 8.0% Completed acquisition of Tuffy Manufacturing Industries, Inc. in August 2019 for $18M Material Handling Segment delivered margin improvement despite challenges Adjusted EBITDA margin increased 130 bps to 21.2% Adjusted operating income increased by 4.0%, despite a 9.0% decline in net sales Generated free cash flow of $36.7M Sales declined across all end markets in the Material Handling Segment Sales declined in our Consumer end market due to softer demand for fuel containers as a result of an unprecedented wet spring season Shifts in agricultural demand and a consolidation of customers led to lower seed box sales in our Food and Beverage end market The multi-year correction in the RV market led to continued lower sales to RV customers resulting in a year-over-year decline in our Vehicle end market Industrial end market sales were lower due to an overall weaker demand environment, especially during Q4 Recorded a $3.5M charge in Q3 for estimated product replacement costs related to a manufacturing defect No additional charges were recorded in Q4 Results reflect continuing operations. See appendix for non-GAAP reconciliations.

Q4 2019 Financial Summary Operating Highlights Net sales down 15.6%, compared to Q4 2018 Material Handling down $26.1M (-26.2%) Distribution up $4.6M (+11.8%) Adjusted gross profit margin expanded to 33.6% from 30.5% Favorable price-cost margin and productivity improvements Adjusted op income down 6.7% to $7.1M, compared to $7.7M in Q4 2018 Adjusted op income margin increased due to higher gross margin, savings from Distribution Segment transformation and lower incentive compensation costs Adjusted EBITDA down 6.5% to $12.9M, compared to $13.8 million in Q4 2018 Adjusted EPS of $0.12, compared to $0.13 in Q4 2018 GAAP Financial Highlights Non-GAAP Financial Highlights Results reflect continuing operations. See appendix for non-GAAP reconciliations.

Material Handling Segment Net sales down 26.2% vs. Q4 2018 Food and Beverage end market down double digits due to lower seed box sales Consumer end market down mid-teens due to continued soft demand for fuel containers Industrial end market down mid-teens due to a weak overall demand environment Vehicle end market down mid-teens due to slowing demand from automotive OEMs Lower sales volume more than offset favorable price-cost margin, productivity gains and lower incentive compensation Q4 Segment Results Material Handling Financial Highlights Distribution Financial Highlights Results reflect continuing operations. See appendix for non-GAAP reconciliations. Distribution Segment Net sales up 11.8% vs. Q4 2018 due primarily to incremental sales from the Tuffy acquisition Adjusted EBITDA up $3.2 million as a result of savings from transformation initiatives and Tuffy acquisition Segment on track to deliver 10% EBITDA margin by the end of 2020 as a result of executing its transformation plan

Working Capital as a % of TTM Sales Balance Sheet and Cash Flow Cash Flow ($M) and Cash Flow as % of Sales Total Debt ($M) and Debt to Adj. EBITDA Operating Cash Flow Free Cash Flow (FCF) 7.1% 9.8% 9.1% 10.7% 1.2x 2019 Highlights Free cash flow generation of $36.7M, compared to $55.3M last year Decrease in accounts payable and accrued liabilities due to lower sales volume and variable compensation accruals Increase in capital spending year-over-year Working capital as a percentage of sales remains consistent with previous quarters Results reflect continuing operations. See appendix for non-GAAP reconciliations.

2019 % of Total Sales 2020 Expectations Low-single digits High-single digits Low-single digits Low-single digits Low-teens Anticipate increased demand from seed box customers following soft prior year season; expect continued higher sales to food processing customers Expect sales of fuel containers to be up as a result of improved end-market demand following weak demand in 2019 due to a wet spring season Expect increased sales to RV customers to be more than offset by lower sales to automotive customers due primarily to fewer new model launches and redesigns by large customers Anticipate higher sales due to growth in e-commerce and share gains associated with expanded market coverage Sales expected to increase as a result of Tuffy acquisition and continued execution of strategic initiatives Sales anticipated to be up mid-single digits 2020 Fiscal Year Sales Outlook 2020 Operating Framework

2020 Fiscal Year Guidance Net sales growth:~ Up mid-single digits D&A: ~ $21M Net interest expense:~ $4M Effective tax rate (normalized):~ 27% Diluted share count:~ 36M Diluted EPS:$1.05 - $1.15 Adjusted diluted EPS: $0.85 - $0.95 Capital expenditures: ~ $15M

Appendix

2019 Full Year Financial Summary Operating Highlights Net sales down 9.0%, compared to 2018 Material Handling down $60.8M (-14.6%) Distribution up $9.7M (+6.5%) Adjusted gross profit margin expanded to 33.3% from 31.8% Favorable price-cost margin and productivity gains offset lower volume and $3.5M charge recorded during Q3 for estimated product replacement costs Adjusted op income up 4.0% to $42.0M, compared to $40.4M in 2018 Higher gross margin, lower incentive compensation costs and savings from Distribution Segment transformation Adjusted EBITDA down 1.2% to $65.2M, compared to $66.0 million in 2018 Adjusted EPS of $0.78, compared to $0.76 in 2018 GAAP Financial Highlights Non-GAAP Financial Highlights Results reflect continuing operations. See appendix for non-GAAP reconciliations.

2019 Full Year Segment Results Material Handling Financial Highlights Distribution Financial Highlights Results reflect continuing operations. See appendix for non-GAAP reconciliations. Distribution Segment Net sales up 6.5% vs. 2018 Sales up 1.7% excluding Tuffy acquisition Adjusted EBITDA up $4.8 million as a result of savings from transformation initiatives, higher sales volume and Tuffy acquisition Segment on track to deliver 10% EBITDA margin by the end of 2020 as a result of executing its transformation plan Material Handling Segment Net sales down 14.6% vs. 2018 Food and Beverage end market down double digits due to lower seed box sales Consumer end market down high-single digits due to decreased demand for fuel containers resulting from wet spring season Industrial end market down mid-single digits due primarily to a weak overall demand environment, especially during Q4 Vehicle end market down mid-teens due to continued RV market decline and slowing demand from automotive OEMs Lower sales volume and $3.5M charge in Q3 for estimated product replacement costs more than offset favorable price-cost margin, productivity gains and lower incentive compensation costs

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES GROSS PROFIT, OPERATING INCOME AND EBITDA (UNAUDITED) (Dollars in thousands)

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES GROSS PROFIT, OPERATING INCOME AND EBITDA (UNAUDITED) (Dollars in thousands)

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES INCOME AND EARNINGS PER DILUTED SHARE (UNAUDITED) (Dollars in thousands, except per share data)

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES GROSS PROFIT, OPERATING INCOME AND EBITDA (UNAUDITED) (Dollars in thousands)

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES INCOME AND EARNINGS PER DILUTED SHARE (UNAUDITED) (Dollars in thousands, except per share data)

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF FREE CASH FLOW TO GAAP NET CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES – CONTINUING OPERATIONS (UNAUDITED) (Dollars in thousands)

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES ADJUSTED EBITDA AND DEBT (UNAUDITED) (Dollars in thousands)

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES WORKING CAPITAL (UNAUDITED) (Dollars in thousands)